Related Parties	12 Months Ended
Dec. 31, 2017
Related Parties
15.	Related Parties

Under the management services agreement with HoldCo, HoldCo and Lincoln Benefit provide services to each other including but not limited to compliance, legal, risk management, accounting and reporting, treasury, tax and other management related services. Services are provided at cost. HoldCo provided $18.9 million, $14.1 million, and $13.9 million in services to Lincoln Benefit for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has a Fee Letter (the “Fee Letter”) with Lanis LLC (“Lanis”) pursuant to which the Company will pay Lanis the risk spread due on the Vehicle Note issued by Lanis to Lancaster Re. The total expense related to this risk spread for the years ended December 31, 2017, 2016 and 2015 was approximately $7.8 million, 7.3 million, and $6.7 million, respectively.

The Company reported the following receivables/ (payables) to affiliates as of December 31, 2017 and 2016 ($ in thousands):

	December 31, 2017	December 31, 2016
HoldCo	$(4,715)	$(2,795)
Lanis	$(2,015)	$(1,898)

Intercompany receivable and payable balances are evaluated on an individual company basis. Intercompany balances are generally settled quarterly.

The Company’s stock is pledged as collateral on HoldCo’s term loan agreement with a syndicate of lenders (“Term Loan”). The maturity date of the Term Loan is June 15, 2018.

On April 1, 2014, the Company and HoldCo entered into a Letter Agreement whereby from and after the fifth anniversary of the date of the agreement, if the Company makes any payment pursuant to the Fee Letter, within ten Business Days of such payment by the Company, HoldCo shall reimburse the Company in cash in an amount equal to such payment by the Company.